UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-10555

PIMCO Corporate & Income Strategy Fund
(Exact name of registrant as specified in charter)

1633 Broadway New York, New York		10019
(Address of principal executive offices)		(Zip code)

Lawrence G. Altadonna – 1633 Broadway New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	October 31, 2012

Date of reporting period:	January 31, 2012

Item 1. Schedule of Investments

PIMCO Corporate & Income Strategy Fund Schedule of Investments

January 31, 2012 (unaudited)

Principal
Amount
(000s)		Value*
CORPORATE BONDS & NOTES—60.3%
Airlines—1.0%
$1,795	American Airlines Pass Through Trust, 10.375%, 1/2/21	$1,948,003
1,839	Continental Airlines Pass Through Trust, 9.798%, 10/1/22	1,875,575
	United Air Lines Pass Through Trust,
1,339	7.336%, 1/2/21 (a)(b)(d)(i)
	(acquisition cost-$1,338,611; purchased 6/19/07)	1,258,294
2,304	10.40%, 5/1/18	2,597,274
		7,679,146

Automotive—0.2%
1,500	Ford Motor Co., 9.98%, 2/15/47	1,953,750

Banking—9.3%
4,000	ABN Amro North American Holding Preferred Capital Repackage Trust I,
	6.523%, 11/8/12 (a)(d)(f)	3,060,000
2,400	AgFirst Farm Credit Bank, 7.30%, 3/1/12 (a)(b)(d)(f)(i)
	(acquisition cost-$1,904,000; purchased 2/26/10-3/2/10)	2,454,569
1,150	BankAmerica Capital II, 8.00%, 12/15/26	1,132,750
	Barclays Bank PLC,
7,760	10.179%, 6/12/21 (a)(d)	9,016,965
£200	14.00%, 6/15/19 (f)	378,192
$5,000	BPCE S.A., 12.50%, 9/30/19 (a)(b)(d)(f)(i)
	(acquisition cost-$5,600,000; purchased 1/11/11)	4,718,495
27,790	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
	11.00%, 6/30/19 (a)(d)(f)(h)	34,554,253
	HBOS PLC,
4,000	0.728%, 9/6/17, FRN	2,892,000
2,000	6.75%, 5/21/18 (a)(d)(h)	1,762,450
1,000	HSBC Capital Funding L.P., 10.176%, 6/30/30 (f)	1,270,000
€4,100	Intesa Sanpaolo SpA, 8.375%, 10/14/19 (f)	4,319,899
	Regions Financial Corp.,
$1,900	7.375%, 12/10/37	1,702,875
3,400	7.75%, 11/10/14	3,587,000
£1,200	Santander Finance Preferred S.A. Unipersonal, 11.30%, 7/27/14 (f)	1,805,867
$1,800	State Street Capital Trust III, 5.536%, 3/1/12 (f)(h)	1,805,742
		74,461,057

Building & Construction—0.3%
1,000	Desarrolladora Homex SAB De C.V., 9.50%, 12/11/19 (a)(d)	1,007,500
1,700	Macmillan Bloedel Pembroke L.P., 7.70%, 2/15/26	1,794,432
		2,801,932

Consumer Products—0.2%
1,700	Reynolds Group Issuer, Inc., 9.00%, 4/15/19 (a)(d)	1,700,000

Energy—0.3%
4,300	Dynegy Roseton/Danskammer Pass Through Trust,
	7.67%, 11/8/16, Ser. B (e)	2,494,000

Financial Services—28.0%
2,300	AGFC Capital Trust I, 6.00%, 1/15/67, (converts to FRN on 1/15/17) (a)(d)	1,150,000
	Ally Financial, Inc.,
240	5.35%, 1/15/14	230,813

Principal
Amount
(000s)		Value*
Financial Services (continued)
$70	5.75%, 1/15/14	$67,819
372	5.85%, 6/15/13	365,462
225	6.00%, 7/15/13	221,322
34	6.00%, 3/15/19	30,243
494	6.00%, 9/15/19	439,200
492	6.05%, 8/15/19	438,985
659	6.125%, 10/15/19	589,961
343	6.15%, 9/15/19	307,845
5	6.15%, 10/15/19	4,483
10	6.20%, 4/15/19	9,052
517	6.25%, 12/15/18	482,511
10	6.25%, 4/15/19	9,009
182	6.25%, 5/15/19	163,647
10	6.25%, 7/15/19	9,047
620	6.30%, 8/15/19	562,200
210	6.35%, 5/15/13	207,969
5	6.35%, 7/15/19	4,551
158	6.40%, 12/15/18	148,713
133	6.50%, 2/15/16	125,456
771	6.50%, 6/15/18	709,264
666	6.50%, 11/15/18	611,961
879	6.50%, 12/15/18	831,895
11	6.50%, 5/15/19	10,214
55	6.50%, 1/15/20	49,732
78	6.60%, 5/15/18	71,669
476	6.65%, 6/15/18	442,661
770	6.65%, 10/15/18	713,796
682	6.70%, 6/15/18	635,488
250	6.70%, 11/15/18	232,223
499	6.70%, 12/15/19	457,000
195	6.75%, 8/15/16	184,357
10	6.75%, 6/15/17	9,510
26	6.75%, 3/15/18	23,897
554	6.75%, 7/15/18	517,249
113	6.75%, 9/15/18	105,405
432	6.75%, 10/15/18	402,368
125	6.75%, 11/15/18	116,796
293	6.75%, 5/15/19	271,767
209	6.75%, 6/15/19	194,520
682	6.80%, 9/15/18	643,500
135	6.80%, 10/15/18	126,178
30	6.85%, 5/15/18	27,941
80	6.875%, 7/15/18	75,131
133	6.90%, 6/15/17	124,623
535	6.90%, 7/15/18	505,580
320	6.90%, 8/15/18	300,968
10	7.00%, 8/15/16	9,561
133	7.00%, 2/15/18	123,911
2,262	7.00%, 5/15/18	2,123,109
60	7.00%, 8/15/18	56,933
975	7.00%, 9/15/18	933,502

Principal
Amount
(000s)		Value*
Financial Services (continued)
$560	7.00%, 11/15/23	$508,997
107	7.05%, 3/15/18	99,919
1,771	7.05%, 4/15/18	1,667,597
105	7.125%, 10/15/17	99,976
148	7.15%, 6/15/16	143,009
143	7.15%, 9/15/18	136,275
210	7.15%, 1/15/25	193,236
270	7.25%, 9/15/17	255,806
214	7.25%, 4/15/18	203,449
1,515	7.25%, 8/15/18	1,450,794
385	7.25%, 9/15/18	368,837
50	7.25%, 3/15/25	47,541
227	7.30%, 12/15/17	219,807
61	7.30%, 1/15/18	57,676
12,781	7.375%, 11/15/16	12,442,891
80	7.375%, 4/15/18	76,570
20	7.40%, 12/15/17	19,544
16	7.50%, 11/15/16	15,572
45	7.50%, 11/15/17	43,598
23	7.50%, 12/15/17	22,486
266	9.00%, 7/15/20	266,917
2,000	American Express Co., 6.80%, 9/1/66, (converts to FRN on 9/1/16)	2,027,500
€1,500	American General Finance Corp., 4.125%, 11/29/13	1,610,447
$445	Bank of America Corp., 6.50%, 8/1/16	475,109
	BNP Paribas S.A. (f),
6,700	7.195%, 6/25/37 (a)(d)(h)	5,360,000
€350	7.781%, 7/2/18	425,770
$1,790	Capital One Bank USA N.A., 8.80%, 7/15/19 (h)	2,169,084
1,500	Capital One Capital V, 10.25%, 8/15/39	1,578,750
3,300	Capital One Capital VI, 8.875%, 5/15/40	3,488,605
1,235	Cedar Brakes II LLC, 9.875%, 9/1/13 (a)(d)	1,275,193
	CIT Group, Inc.,
370	7.00%, 5/1/16	370,163
653	7.00%, 5/1/17	654,767
21,500	Citigroup Capital XXI, 8.30%, 12/21/77, (converts to FRN on 12/21/37)	21,936,450
	Citigroup, Inc.,
CAD 1,300	5.365%, 3/6/36 (a)(b)(i)
	(acquisition cost-$1,126,438; purchased 5/19/11)	938,525
$300	6.125%, 8/25/36	290,450
	Credit Agricole S.A. (f),
2,800	6.637%, 5/31/17 (a)(d)	2,012,500
€2,000	7.875%, 10/26/19	2,276,006
$6,000	8.375%, 10/13/19 (a)(d)(h)	4,950,000
£500	General Electric Capital Corp.,
	6.50%, 9/15/67, (converts to FRN on 9/15/17) (a)(d)	728,808
	Goldman Sachs Group, Inc. (h),
$4,000	6.45%, 5/1/36	3,888,344
7,000	6.75%, 10/1/37	6,954,395
	International Lease Finance Corp.,
1,500	5.65%, 6/1/14	1,498,125
2,900	6.75%, 9/1/16 (a)(d)	3,135,625

Principal
Amount
(000s)		Value*
Financial Services (continued)
$1,000	8.625%, 9/15/15	$1,082,500
7,300	JPMorgan Chase & Co., 7.90%, 4/30/18 (f)	7,934,574
4,100	JPMorgan Chase Capital XX,
	6.55%, 9/15/66, (converts to FRN on 9/15/36) (h)	4,164,411
	LBG Capital No.1 PLC,
€300	7.375%, 3/12/20	310,008
£100	7.588%, 5/12/20	129,216
£200	7.867%, 12/17/19	263,159
£400	7.869%, 8/25/20	523,166
$12,700	7.875%, 11/1/20 (a)(d)	10,668,000
17,500	8.00%, 6/15/20 (a)(d)(f)	14,087,500
8,500	8.50%, 12/17/21 (a)(d)(f)	5,907,500
£300	11.04%, 3/19/20	459,740
	LBG Capital No.2 PLC,
€400	8.875%, 2/7/20	447,353
£3,100	9.125%, 7/15/20	4,201,085
£500	9.334%, 2/7/20	707,141
$13,000	Lehman Brothers Holdings, Inc., 6.875%, 5/2/18 (e)	3,640,000
3,500	National City Preferred Capital Trust I, 12.00%, 12/10/12 (f)	3,741,031
5,200	PNC Financial Services Group, Inc., 6.75%, 8/1/21 (f)	5,400,902
2,700	PNC Preferred Funding Trust I, 6.517%, 3/15/12 (a)(d)(f)	2,011,500
	Royal Bank of Scotland Group PLC (f),
1,000	6.99%, 10/5/17 (a)(d)	775,000
4,100	7.648%, 9/30/31	3,198,000
	SLM Corp. (h),
5,900	8.00%, 3/25/20	6,298,250
19,500	8.45%, 6/15/18	21,206,250
	Springleaf Finance Corp.,
2,200	5.40%, 12/1/15	1,757,250
500	6.50%, 9/15/17	365,000
3,000	6.90%, 12/15/17	2,340,000
900	USB Capital IX, 3.50%, 3/1/12 (f)	674,505
12,100	Wachovia Capital Trust III, 5.57%, 3/1/12 (f)(h)	10,739,113
7,000	Wells Fargo & Co., 7.98%, 3/15/18 (f)	7,612,500
		224,240,764

Healthcare & Hospitals—1.9%
	HCA, Inc.,
10,000	7.875%, 2/15/20	10,987,500
3,600	8.50%, 4/15/19	4,014,000
		15,001,500

Hotels/Gaming—0.5%
	MGM Resorts International,
700	10.375%, 5/15/14	801,500
1,050	11.125%, 11/15/17	1,199,625
2,216	Times Square Hotel Trust, 8.528%, 8/1/26 (a)(d)	2,370,362
		4,371,487

Insurance—14.8%
1,400	American General Institutional Capital A, 7.57%, 12/1/45 (a)(d)	1,253,000

Principal
Amount
(000s)		Value*
Insurance (continued)
$9,000	American General Institutional Capital B, 8.125%, 3/15/46 (a)(d)	$8,482,500
	American International Group, Inc.,
14,000	6.25%, 3/15/87, (converts to FRN on 3/15/37) (h)	11,130,000
£6,911	6.765%, 11/15/17 (a)(d)	10,871,987
MXN 16,000	7.98%, 6/15/17	1,158,777
$36,750	8.175%, 5/15/68, (converts to FRN on 5/15/38) (h)	35,831,250
18,700	8.25%, 8/15/18 (h)	21,597,509
£1,900	8.625%, 5/22/68, (converts to FRN on 5/22/18)	2,625,757
$5,100	Dai-ichi Life Insurance Co., Ltd., 7.25%, 7/25/21 (a)(d)(f)	5,337,282
2,600	Genworth Financial, Inc., 8.625%, 12/15/16	2,812,651
9,000	Metlife Capital Trust IV,
	7.875%, 12/15/67, (converts to FRN on 12/15/37) (a)(d)	9,652,500
6,800	Pacific Life Insurance Co., 7.90%, 12/30/23 (a)(d)	8,265,747
		119,018,960

Metals & Mining—0.6%
200	Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17	211,220
4,000	Gerdau Holdings, Inc., 7.00%, 1/20/20 (a)(d)	4,380,000
		4,591,220

Paper/Paper Products—0.1%
850	Norske Skogindustrier ASA, 6.125%, 10/15/15 (a)(d)	561,000

Telecommunications—2.2%
1,700	CenturyLink, Inc., 6.00%, 4/1/17	1,789,933
8,200	Mountain States Telephone & Telegraph Co., 7.375%, 5/1/30	8,588,066
5,360	Qwest Corp., 7.20%, 11/10/26 (h)	5,386,800
€1,300	Wind Acquisition Finance S.A., 11.75%, 7/15/17	1,560,346
		17,325,145

Transportation—0.1%
$666	Federal Express Corp. Pass Through Trust, 7.65%, 1/15/14	666,250

Utilities—0.8%
3,900	AES Andres Dominicana Ltd., 9.50%, 11/12/20 (a)(d)	3,997,500
1,700	FPL Energy Wind Funding LLC, 6.876%, 6/27/17 (a)(d)	1,368,500
1,100	PPL Capital Funding, Inc., 6.70%,
	3/30/67, (converts to FRN on 3/30/17)	1,087,416
		6,453,416
	Total Corporate Bonds & Notes (cost—$440,624,000)	483,319,627

MUNICIPAL BONDS—18.0%
California—9.5%
9,000	Alameda Cnty. JT Powers Auth. Rev., 7.046%, 12/1/44, Ser. A	10,847,790
4,200	City & Cnty. of San Francisco,
	Capital Improvement Projects, CP, 6.487%, 11/1/41, Ser. D	4,524,618
1,800	Long Beach Redev. Agcy., Tax Allocation, 8.36%, 8/1/40	1,969,218
7,700	Los Angeles Cnty. Public Works Financing Auth. Rev., 7.618%, 8/1/40	10,056,508
2,400	Oakland Unified School Dist., Alameda Cnty., GO, 9.50%, 8/1/34	2,703,600
1,100	Riverside Cnty. Dev. Agcy., Tax Allocation, 7.50%, 10/1/30, Ser. A-T	1,133,682
2,100	San Luis Obispo Cnty. Rev., zero coupon, 9/1/27, Ser. C (NPFGC)	781,158

Principal
Amount
(000s)		Value*
California (continued)
$800	San Marcos Unified School Dist., GO, zero coupon, 8/1/29	$338,344
	State Public Works Board Rev.,
5,900	7.804%, 3/1/35, Ser. B-2	6,683,697
20,000	8.361%, 10/1/34, Ser. G-2	23,481,600
5,000	State, GO, 7.95%, 3/1/36	5,897,250
7,400	Stockton Public Financing Auth. Rev., 7.942%, 10/1/38, Ser. B	8,114,396
		76,531,861

Colorado—0.8%
5,000	Denver Public Schools, CP, 7.017%, 12/15/37, Ser. B	6,412,950

District of Columbia—1.8%
13,000	Metropolitan Airports Auth. Rev., 7.462%, 10/1/46	14,569,360

Louisiana—0.3%
	New Orleans, Public Improvements, GO, Ser. A,
800	8.30%, 12/1/29	904,424
820	8.55%, 12/1/34	908,486
300	8.80%, 12/1/39	335,136
		2,148,046

Ohio—2.5%
14,000	American Municipal Power-Ohio, Inc. Rev., Comb Hydroelectric Projects,
	8.084%, 2/15/50, Ser. B	19,663,280

Pennsylvania—0.1%
2,000	Philadelphia Auth. for Industrial Dev. Rev.,
	zero coupon, 4/15/26, Ser. B (AMBAC)	718,600

Texas—3.0%
4,000	Dallas Convention Center Hotel Dev. Corp. Rev., 7.088%, 1/1/42	4,627,400
17,200	North Texas Tollway Auth. Rev., 8.91%, 2/1/30	19,523,376
		24,150,776
	Total Municipal Bonds (cost—$125,047,543)	144,194,873

MORTGAGE-BACKED SECURITIES—12.2%
1,137	American Home Mortgage Assets LLC, 0.506%, 9/25/46, CMO, FRN	150,465
360	Banc of America Alternative Loan Trust, 6.00%, 1/25/36, CMO	261,880
7,600	Banc of America Funding Corp., 6.00%, 3/25/37, CMO	5,858,604
	BCAP LLC Trust, CMO, VRN (a)(d),
2,500	5.594%, 3/26/37	192,500
1,812	10.834%, 6/26/36	208,418
2,733	Bear Stearns Alt-A Trust, 2.833%, 11/25/36, CMO, VRN	1,401,044
1,293	Chase Commercial Mortgage Securities Corp., 6.887%, 10/15/32, CMO (a)(d)	1,298,097
	Chase Mortgage Finance Corp., CMO,
11,007	2.501%, 3/25/37, FRN	7,729,683
55	2.802%, 12/25/35, FRN	53,678
3,087	6.00%, 7/25/37	2,530,959
3,616	Citicorp Mortgage Securities, Inc., 6.00%, 6/25/36, CMO	3,283,968
	Countrywide Alternative Loan Trust, CMO,
411	5.50%, 3/25/36	271,535

Principal
Amount
(000s)		Value*
$2,091	5.75%, 3/25/37	$1,484,659
1,467	6.00%, 7/25/37	1,134,799
1,261	6.50%, 8/25/36	660,757
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
790	2.772%, 9/20/36, VRN	412,345
2,881	5.50%, 10/25/35	2,717,767
2,864	5.75%, 3/25/37	2,329,849
1,795	6.00%, 2/25/37	1,419,659
1,600	6.00%, 3/25/37	1,289,673
591	6.00%, 4/25/37	521,675
	Credit Suisse Mortgage Capital Certificates, CMO,
1,624	6.00%, 2/25/37	1,232,595
3,893	6.00%, 6/25/37	3,361,299
	GSR Mortgage Loan Trust, CMO,
717	5.50%, 5/25/36	579,837
8,829	6.00%, 2/25/36	7,696,046
	JPMorgan Mortgage Trust, CMO,
4,583	5.00%, 3/25/37	3,472,657
2,160	5.433%, 1/25/37, VRN	1,598,652
771	6.00%, 8/25/37	651,051
5,504	Morgan Stanley Mortgage Loan Trust, 6.00%, 2/25/36, CMO	4,492,729
1,339	Residential Accredit Loans, Inc., 0.506%, 5/25/37, CMO, FRN	305,439
3,137	Residential Asset Mortgage Products, Inc., 6.50%, 12/25/31, CMO	3,142,977
987	Residential Asset Securitization Trust, 6.00%, 9/25/36, CMO	530,942
	Residential Funding Mortgage Securities I, CMO,
2,641	6.00%, 1/25/37	1,976,604
3,002	6.25%, 8/25/36	2,336,397
1,066	Sequoia Mortgage Trust, 3.321%, 2/20/47, CMO, VRN	825,872
	Suntrust Adjustable Rate Mortgage Loan Trust, CMO, FRN,
2,334	5.511%, 4/25/37	1,671,123
1,220	5.808%, 2/25/37	805,771
	WaMu Mortgage Pass Through Certificates, CMO,
1,241	5.188%, 7/25/37, VRN	709,033
14,126	5.415%, 7/25/37, FRN	11,352,786
2,000	5.473%, 2/25/37, FRN	1,567,599
771	5.835%, 9/25/36, VRN	536,233
	Washington Mutual Alternative Mortgage Pass Through Certificates ,CMO, FRN,
1,442	0.968%, 4/25/47	180,836
1,375	1.037%, 5/25/47	293,888
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
4,143	2.609%, 10/25/36, FRN	2,941,855
630	2.667%, 4/25/36, VRN	496,222
1,398	2.698%, 7/25/36, FRN	963,989
7,628	2.738%, 7/25/36, FRN	5,582,593
252	2.749%, 5/25/36, FRN	178,838
1,400	5.666%, 10/25/36, VRN	1,214,938
1,800	6.00%, 7/25/37	1,737,145
	Total Mortgage-Backed Securities (cost—$98,876,860)	97,647,960

Shares		Value*
PREFERRED STOCK—2.7%
Banking—0.2%
30,200	CoBank Acb, 11.00%, 7/1/13, Ser. C (a)(b)(d)(f)(i)(j)
	(acquisition cost-$1,678,450; purchased 2/26/10-2/1/11)	$1,560,020

Financial Services—2.5%
100,000	Ally Financial, Inc., 8.50%, 5/15/16, Ser. A (f)(j)	2,091,000
250,000	Citigroup Capital XIII, 7.875%, 10/30/15 (j)	6,735,000
512,000	GMAC Capital Trust I, 8.125%, 2/15/16, Ser. 2 (j)	11,361,280
		20,187,280
	Total Preferred Stock (cost—$23,337,200)	21,747,300

Principal
Amount
(000s)
SENIOR LOANS (a)(c)—2.3%
Financial Services—2.3%
$20,000	Springleaf Financial Funding Co., 5.50%, 5/10/17 (cost—$19,910,756)	18,691,660

Shares
CONVERTIBLE PREFERRED STOCK—2.1%
Financial Services—1.1%
8,050	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (f)	8,814,750

Utilities—1.0%
	PPL Corp.,
53,400	8.75%, 5/1/14	2,806,704
90,000	9.50%, 7/1/13	4,878,000
		7,684,704
	Total Convertible Preferred Stock (cost—$12,276,951)	16,499,454

Principal
Amount
(000s)
ASSET-BACKED SECURITIES—0.9%
$5,860	Greenpoint Manufactured Housing, 8.45%, 6/20/31, VRN	5,048,587
2,275	GSAA Trust, 6.295%, 6/25/36	1,240,823
1,458	Morgan Stanley Mortgage Loan Trust, 6.25%, 7/25/47, VRN	943,265
	Total Asset-Backed Securities (cost—$7,345,402)	7,232,675

SOVEREIGN DEBT OBLIGATIONS—0.8%
Brazil—0.8%
BRL 8,400	Brazilian Government International Bond, 12.50%, 1/5/22 (cost—$4,854,846)	6,009,615

Shares
MUTUAL FUNDS—0.0%
3,160	BlackRock MuniYield Quality Fund II, Inc.	45,156
7,895	BlackRock MuniYield Quality Fund III, Inc.	117,715
	Total Mutual Funds (cost—$137,570)	162,871

Principal
Amount
(000s)		Value*
SHORT-TERM INVESTMENTS—0.7%
U.S. Treasury Obligations (g)(k)—0.3%
	U.S. Treasury Bills,
$2,200	0.096%, 12/13/12 (cost—$2,198,166)	$2,198,167

Corporate Notes—0.1%
Financial Services—0.1%
	Ally Financial, Inc.,
100	2.26%, 2/15/12, FRN	100,125
76	2.41%, 2/15/12, FRN	76,103
40	2.51%, 3/15/12, FRN	40,048
896	6.75%, 7/15/12	890,536
27	7.625%, 11/15/12	27,140
		1,133,952

Utilities—0.0%
172	East Coast Power LLC, 7.066%, 3/31/12	172,176
	Total Corporate Notes (cost—$1,309,512)	1,306,128

Repurchase Agreements—0.3%
$1,600	Credit Suisse Securities (USA) LLC, dated 1/31/12, 0.20%, due 2/1/12, proceeds $1,600,009; collateralized by U.S. Treasury Notes, 0.25%, due 1/31/14, valued at $1,636,522 including accrued interest	1,600,000
595	State Street Bank & Trust Co., dated 1/31/12, 0.01%, due 2/1/12, proceeds $595,000; collateralized by U.S. Treasury Notes, 1.875%, due 10/31/17, valued at $610,053 including accrued interest	595,000
	Total Repurchase Agreements (cost—$2,195,000)	2,195,000
	Total Short-Term Investments (cost—$5,702,678)	5,699,295

	Total Investments (cost—$738,113,806)(l)—100.0%	$801,205,330

*

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investments in Mutual Funds are valued at the closing net asset value per share of each Mutual Fund as reported on each business day.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures approved by the Board of Trustees, or persons acting at their discretion pursuant to procedures approved by the Board of Trustees. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $191,023,750 representing 23.8% of total investments.

(b)	Illiquid.

(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on January 31, 2012.

(d)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	In default.

(f)	Perpetual maturity. The date shown is the next call date. For Corporate Bonds & Notes, the interest rate is fixed until the first call date and variable thereafter.

(g)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(h)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(i)	Restricted. The aggregate acquisition cost of such securities is $11,647,499 and the aggregate market value is $10,929,903 representing 1.4% of total investments.

(j)	Dividend rate is fixed until the first call date and variable thereafter.

(k)	Rates reflect the effective yields at purchase date.

(l)

At January 31, 2012, the cost basis of portfolio securities for federal income tax purposes was $738,535,577. Gross unrealized appreciation was $92,484,171; gross unrealized depreciation was $29,814,418; and net unrealized appreciation was $62,669,753. The differences between book and tax cost basis was attributable to wash sales.

Glossary:

AMBAC—insured by American Municipal Bond Assurance Corp.

BRL—Brazilian Real

£—British Pound

CAD—Canadian Dollar

CMO—Collateralized Mortgage Obligation

CP—Certificates of Participation

€—Euro

FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on January 31, 2012.

GO—General Obligation Bond

LIBOR—London Inter-Bank Offered Rate

MXN—Mexican Peso

NPFGC—insured by National Public Finance Guarantee Corp.

VRN—Variable Rate Note. Instruments whose interest rates change on a specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on January 31, 2012.

Other Investments:

(A) Credit default swap agreements:

sell protection swap agreements outstanding at January 31, 2012(1) :

						Upfront	Unrealized
Swap Counterparty/	Notional Amount	Credit	Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s) (2)	Spread (3)	Date	Received	Value (4)	Received	(Depreciation)
Bank of America:
Brazilian Government International Bond	$2,600	1.25%	12/20/15	1.00%	$(21,419)	$(19,925)	$(1,494)
Barclays Bank:
Brazilian Government International Bond	10,400	1.25%	12/20/15	1.00%	(85,678)	(77,143)	(8,535)
HSBC Bank:
Mexico Government International Bond	4,000	1.21%	12/20/15	1.00%	(27,070)	(51,182)	24,112
					$(134,167)	$(148,250)	$14,083

(1) If the Portfolios are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolios will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2) This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4) The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at January 31, 2012 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(B)  Forward foreign currency contracts outstanding at January 31, 2012:

				Unrealized
		U.S.$ Value on	U.S.$ Value	Appreciation
	Counterparty	Origination Date	January 31, 2012	(Depreciation)
Purchased:
10,533,000 British Pound settling 2/2/12	Citigroup	$16,384,081	$16,597,909	$213,828
884,000 Canadian Dollar settling 2/9/12	Royal Bank of Canada	885,328	881,457	(3,871)
161,218 Chinese Yuan Renminbi settling 6/1/12	Citigroup	25,325	25,548	223
7,531,000 Euro settling 2/2/12	Citigroup	9,803,856	9,850,922	47,066
4,658,000 Indian Rupee settling 7/12/12	JPMorgan Chase	100,215	91,201	(9,014)
584,136 Mexican Peso settling 3/15/12	Barclays Bank	41,824	44,655	2,831
Sold:
10,595,915 Brazilian Real settling 3/2/12	JPMorgan Chase	5,604,822	6,018,355	(413,533)
15,619,000 British Pound settling 3/2/12	Citigroup	24,358,615	24,606,809	(248,194)
10,533,000 British Pound settling 2/2/12	Royal Bank of Canada	16,490,517	16,597,909	(107,392)
884,000 Canadian Dollar settling 2/9/12	Deutsche Bank	865,877	881,457	(15,580)
884,000 Canadian Dollar settling 3/22/12	Royal Bank of Canada	884,460	880,617	3,843
3,962,000 Euro settling 4/16/12	Barclays Bank	5,078,690	5,183,753	(105,063)
7,531,000 Euro settling 3/2/12	Citigroup	9,804,941	9,851,449	(46,508)
680,000 Euro settling 4/16/12	Citigroup	870,169	889,690	(19,521)
7,531,000 Euro settling 2/2/12	Goldman Sachs	9,882,856	9,850,921	31,935
720,000 Euro settling 4/16/12	UBS	918,657	942,025	(23,368)
4,658,000 Indian Rupee settling 7/12/12	JPMorgan Chase	91,554	91,201	353
2,659,050 Mexican Peso settling 3/15/12	HSBC Bank	200,000	203,276	(3,276)
2,674,200 Mexican Peso settling 3/15/12	Morgan Stanley	200,000	204,434	(4,434)
5,331,300 Mexican Peso settling 3/15/12	UBS	400,000	407,561	(7,561)
				$(707,236)

At January 31, 2012, the Fund held $365,000 in cash as collateral for derivatives.

Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(C) Open reverse repurchase agreements at January 31, 2012:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	0.753%	8/24/11	2/17/12	$25,279,846	$25,195,000
	0.753%	8/24/11	2/24/12	524,761	523,000
	0.764%	8/24/11	2/14/12	28,008,373	27,913,000
Deutsche Bank	0.70%	11/29/11	2/27/12	2,538,155	2,535,000
	0.72%	12/1/11	3/5/12	4,058,026	4,053,000
	0.80%	11/18/11	2/17/12	1,478,460	1,476,000
Royal Bank of Canada	0.877%	12/2/11	3/5/12	27,916,423	27,875,000
	0.977%	12/2/11	3/5/12	6,554,833	6,544,000
UBS	0.60%	1/31/12	5/2/12	7,826,000	7,826,000
	0.62%	1/20/12	4/25/12	11,670,411	11,668,000
	0.70%	9/7/11	3/6/12	948,704	946,000
	0.75%	8/24/11	2/24/12	7,964,625	7,938,000
					$124,492,000

The weighted average daily balance of reverse repurchase agreements outstanding during the three months ended January 31, 2012 was $121,178,272 at a weighted average interest rate of 0.77%. The total market value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at January 31, 2012 was $127,759,916.

At January 31, 2012, the Fund held $245,988 in principal value of U.S. Treasury Notes and $3,027,000 in Corporate Bonds respectively. Securities held as collateral will not be pledged and are not reflected in the Fund’s Schedule of Investments.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•        Level 1 — quoted prices in active markets for identical investments that the Fund has the ability to access

•        Level 2 — valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•        Level 3 — valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Fund to measure fair value during the three months ended January 31, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of OTC credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of senior loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at January 31, 2012 in valuing the Fund’s assets and liabilities is listed below (Refer to Schedule of Investments and other Investments for detailed information on Investments in Securities and Other Financial Instruments):

		Level 2 -	Level 3 -
		Other Significant	Significant
	Level 1 -	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	1/31/12
Investments in Securities - Assets
Corporate Bonds & Notes:
Airlines	—	—	$7,679,146	$7,679,146
Energy	—	—	2,494,000	2,494,000
Transportation	—	—	666,250	666,250
All Other	—	$472,480,231	—	472,480,231
Municipal Bonds	—	144,194,873	—	144,194,873
Mortgage-Backed Securities	—	97,247,042	400,918	97,647,960
Preferred Stock:
Banking	—	1,560,020	—	1,560,020
Financial Services	$20,187,280	—	—	20,187,280
Senior Loans	—	18,691,660	—	18,691,660
Convertible Preferred Stock	16,499,454	—	—	16,499,454
Asset-Backed Securities	—	7,232,675	—	7,232,675
Sovereign Debt Obligations	—	6,009,615	—	6,009,615
Mutual Funds	162,871	—	—	162,871
Short-Term Investments	—	5,699,295	—	5,699,295
Total Investments in Securities - Assets	$36,849,605	$753,115,411	$11,240,314	$801,205,330

Other Financial Instruments* - Assets
Credit Contracts	—	$24,112	—	$24,112
Foreign Exchange Contracts	—	300,079	—	300,079
Total Other Financial Instruments* - Assets	—	$324,191	—	$324,191

Other Financial Instruments* - Liabilities
Credit Contracts	—	$(10,029)	—	$(10,029)
Foreign Exchange Contracts	—	(1,007,315)	—	(1,007,315)
Total Other Financial Instruments* - Liabilities	—	$(1,017,344)	—	$(1,017,344)

Total Investments	$36,849,605	$752,422,258	$11,240,314	$800,512,177

*Other financial instruments are swaps and forward foreign currency contracts not reflected in the Schedule of Investments, which are valued at the unrealized appreciation (depreciation) of the instrument.

There were no significant transfers between Levels 1 and 2 during the three months ended January 31, 2012.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the three months ended January 31, 2012, was as follows:

						Net Change
	Beginning			Accrued	Net	in Unrealized	Transfers	Transfers	Ending
	Balance			Discounts	Realized	Appreciation/	into	out of	Balance
	10/31/11	Purchases	Sales	(Premiums)	Gain (Loss)	Depreciation	Level 3	Level 3	1/31/12
Investments in Securities - Assets
Corporate Bonds & Notes:
Airlines	$8,183,459	—	$(561,169)	$(783)	$(1,078)	$58,717	—	—	$7,679,146
Energy	2,494,000	—	—	2,432	—	(2,432)	—	—	2,494,000
Financial Services	1,782,000		(1,611,500)	3	(1,686,164)	1,515,661			—
Transportation	673,746	—	—	(506)	—	(6,990)	—	—	666,250
Mortgage-Backed Securities	432,166	—	(163,031)	38,616	139,794	(46,627)	—	—	400,918
Total Investments	$13,565,371	—	$(2,335,700)	$39,762	$(1,547,448)	$1,518,329	—	—	$11,240,314

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at January 31, 2012 was $45,185.

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR270.3a-3(c)), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3 (d) under the Act (17 CFR270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Corporate & Income Strategy Fund

By	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date: March 20, 2012

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: March 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date: March 20, 2012

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer
Date: March 20, 2012